Exhibit 99.1

Forward Air Corporation Reports Second Quarter 2011 Results

GREENEVILLE, Tenn.--(BUSINESS WIRE)--July 20, 2011--Forward Air Corporation (NASDAQ:FWRD) today reported revenue, operating income, net income and diluted earnings per share for the second quarter and six months ended June 30, 2011.

Operating revenue for the quarter ended June 30, 2011 increased 8.3% to $132.2 million from $122.1 million for the same quarter in 2010. Income from operations was $19.9 million, compared with $13.5 million in the prior-year quarter. As a percent of operating revenue, income from operations increased to 15.1% from 11.1% for the same quarter last year. Net income during the period increased to $12.0 million from $7.9 million in the prior-year quarter. Income per diluted share for the second quarter of 2011 was $0.40 compared with $0.27 in the prior-year quarter.

Operating revenue for the six months ended June 30, 2011 increased 10.2% to $252.4 million from $229.1 million for the same period in 2010. Income from operations was $33.2 million, compared with $19.6 million in the prior-year period. As a percent of operating revenue, income from operations increased to 13.1% for the first six months of 2011 from 8.6% for the same period in 2010. Net income during the period was $19.8 million compared to $11.3 million in the prior-year period. Income per diluted share from operations for the first six months of 2011 was $0.67 compared with $0.39 in the prior-year period.

Bruce A. Campbell, Chairman, President, and CEO, commenting on the second quarter said, “We are pleased to announce that the hard work and dedication of our employees and independent contractors has once again produced outstanding quarterly results. In our core airport-to-airport business, our yield remained strong, which was driven in part by our June 6, 2011 general rate increase along with continued pricing discipline. Our tonnage volumes, while positive each month of the quarter, saw some periodic softness. This softness, which we view as a function of the macroeconomic environment, appears to be persisting somewhat into the third quarter.”

Commenting further, Mr. Campbell said, “Our Forward Air Solutions team continues to make steady progress by nearly cutting in half the $0.02 earnings per share deficit from a year ago. With a solid cost model and the full benefit of new business wins we fully expect Solutions to be a positive contributor to earnings in the third quarter.”

Also commenting on the quarter, Rodney L. Bell, Senior Vice President and CFO said, “On the strength of an impressive $17.3 million in cash provided by operating activities we were able to increase our cash balance by $10.4 million in the quarter. We ended the quarter with $96.1 million in cash, $50 million outstanding on our line of credit and $38.2 million of availability on our credit facility.”

Commenting on the Company’s guidance for the second quarter, Mr. Bell said, “We anticipate that our third quarter 2011 revenues will increase in the range of 6% to 10% over the comparable 2010 period, and we expect income per diluted share to be between $0.38 and $0.42 per share. This compares to $0.31 per share in the third quarter of 2010.”

Review of Financial Results

Forward Air will hold a conference call to discuss second quarter 2011 results on Thursday, July 21, 2011 at 9:00 a.m. EDT. The Company’s conference call will be available online at www.forwardair.com or by dialing 800.841.9385, pass code 15649968. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 84 cities in the United States and Canada. It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Operating revenue:
Forward Air
Airport-to-airport	$91,493	$81,741	$173,640	$152,628
Logistics	18,005	17,160	34,500	31,015
Other	6,871	6,389	13,274	12,264
Forward Air Solutions
Pool distribution	15,823	16,842	30,980	33,201
Total operating revenue	132,192	122,132	252,394	229,108

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	35,675	32,501	68,269	61,300
Logistics	13,373	13,071	26,173	23,839
Other	1,659	1,616	3,132	3,108
Forward Air Solutions
Pool distribution	3,502	3,503	6,958	6,945
Total purchased transportation	54,209	50,691	104,532	95,192
Salaries, wages and employee benefits	31,439	33,167	61,934	63,837
Operating leases	6,705	6,252	13,411	12,880
Depreciation and amortization	5,222	5,107	10,304	10,055
Insurance and claims	1,845	2,106	4,020	4,437
Fuel expense	2,564	2,044	4,952	4,102
Other operating expenses	10,332	9,263	20,079	19,048
Total operating expenses	112,316	108,630	219,232	209,551
Income from operations	19,876	13,502	33,162	19,557

Other income (expense):
Interest expense	(141)	(181)	(336)	(366)
Other, net	31	(19)	47	11
Total other expense	(110)	(200)	(289)	(355)
Income before income taxes	19,766	13,302	32,873	19,202
Income taxes	7,797	5,390	13,035	7,871
Net income	$11,969	$7,912	$19,838	$11,331

Net income per share:
Basic	$0.41	$0.27	$0.68	$0.39
Diluted	$0.40	$0.27	$0.67	$0.39
Weighted average shares outstanding:
Basic	29,337	28,973	29,236	28,962
Diluted	29,851	29,119	29,618	29,093

Dividends per share:	$0.07	$0.07	$0.14	$0.14

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30,	December 31,
	2011	2010 (a)
Assets
Current assets:
Cash	$96,119	$74,504
Accounts receivable, net	69,779	62,763
Other current assets	10,053	8,696
Total current assets	175,951	145,963

Property and equipment	221,715	213,704
Less accumulated depreciation and amortization	88,517	87,272
Total property and equipment, net	133,198	126,432
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net	28,963	31,259
Total goodwill and other acquired intangibles	72,295	74,591
Other assets	1,535	1,810
Total assets	$382,979	$348,796

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$15,354	$10,687
Accrued expenses	17,933	16,280
Current portion of debt and capital lease obligations	583	638
Total current liabilities	33,870	27,605

Debt and capital lease obligations, less current portion	50,611	50,883
Other long-term liabilities	7,782	8,106
Deferred income taxes	7,980	6,116

Shareholders’ equity:
Common stock	294	290
Additional paid-in capital	35,231	24,300
Retained earnings	247,211	231,496
Total shareholders’ equity	282,736	256,086
Total liabilities and shareholders’ equity	$382,979	$348,796

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	June 30,	June 30,
	2011	2010
Operating activities:
Net income	$11,969	$7,912
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,222	5,107
Share-based compensation	1,512	1,618
Gain on disposal of property and equipment	(21)	(8)
Provision for loss on receivables	22	134
Provision for revenue adjustments	449	414
Deferred income taxes	1,919	(791)
Tax benefit for stock options exercised	(131)	(5)
Changes in operating assets and liabilities
Accounts receivable	(1,863)	(5,664)
Prepaid expenses and other current assets	(864)	(2,400)
Accounts payable and accrued expenses	(874)	2,402
Net cash provided by operating activities	17,340	8,719

Investing activities:
Proceeds from disposal of property and equipment	388	22
Purchases of property and equipment	(8,112)	(3,313)
Other	(7)	(69)
Net cash used in investing activities	(7,731)	(3,360)

Financing activities:
Payments of debt and capital lease obligations	(157)	(229)
Proceeds from exercise of stock options	2,793	106
Payments of cash dividends	(2,066)	(2,028)
Common stock issued under employee stock purchase plan	128	91
Tax benefit for stock options exercised	131	5
Net cash provided by (used in) financing activities	829	(2,055)
Net increase in cash	10,438	3,304
Cash at beginning of period	85,681	44,612
Cash at end of period	$96,119	$47,916

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2011	2010
Operating activities:
Net income	$19,838	$11,331
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,304	10,055
Share-based compensation	2,955	3,381
Gain on disposal of property and equipment	--	(7)
Provision for (recovery) loss on receivables	(28)	224
Provision for revenue adjustments	933	837
Deferred income taxes	1,939	(1,664)
Tax benefit for stock options exercised	(219)	(9)
Changes in operating assets and liabilities
Accounts receivable	(7,921)	(8,882)
Prepaid expenses and other current assets	(1,745)	(614)
Accounts payable and accrued expenses	6,503	4,259
Net cash provided by operating activities	32,559	18,911

Investing activities:
Proceeds from disposal of property and equipment	667	42
Purchases of property and equipment	(15,441)	(8,739)
Other	301	(30)
Net cash used in investing activities	(14,473)	(8,727)

Financing activities:
Payments of debt and capital lease obligations	(328)	(490)
Proceeds from exercise of stock options	7,631	144
Payments of cash dividends	(4,121)	(4,057)
Common stock issued under employee stock purchase plan	128	91
Tax benefit for stock options exercised	219	9
Net cash provided by (used in) financing activities	3,529	(4,303)
Net increase in cash	21,615	5,881
Cash at beginning of period	74,504	42,035
Cash at end of period	$96,119	$47,916

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2011	Revenue	2010	Revenue	Change	Change
Operating revenue
Forward Air	$116.5	88.1%	$105.6	86.5%	$10.9	10.3%
FASI	15.9	12.0	16.9	13.8	(1.0)	(5.9)
Intercompany Eliminations	(0.2)	(0.1)	(0.4)	(0.3)	0.2	(50.0)
Total	132.2	100.0	122.1	100.0	10.1	8.3

Purchased transportation
Forward Air	50.8	43.6	47.3	44.8	3.5	7.4
FASI	3.6	22.7	3.8	22.5	(0.2)	(5.3)
Intercompany Eliminations	(0.2)	100.0	(0.4)	100.0	0.2	(50.0)
Total	54.2	41.0	50.7	41.5	3.5	6.9

Salaries, wages and employee benefits
Forward Air	24.7	21.2	25.4	24.0	(0.7)	(2.8)
FASI	6.7	42.1	7.7	45.5	(1.0)	(13.0)
Total	31.4	23.7	33.1	27.1	(1.7)	(5.1)

Operating leases
Forward Air	5.0	4.3	4.4	4.2	0.6	13.6
FASI	1.7	10.7	1.9	11.2	(0.2)	(10.5)
Total	6.7	5.1	6.3	5.2	0.4	6.3

Depreciation and amortization
Forward Air	4.1	3.5	4.1	3.9	-	-
FASI	1.1	6.9	1.0	5.9	0.1	10.0
Total	5.2	3.9	5.1	4.2	0.1	2.0

Insurance and claims
Forward Air	1.5	1.3	1.6	1.5	(0.1)	(6.3)
FASI	0.4	2.5	0.5	3.0	(0.1)	(20.0)
Total	1.9	1.4	2.1	1.7	(0.2)	(9.5)

Fuel expense
Forward Air	1.2	1.0	0.9	0.9	0.3	33.3
FASI	1.4	8.8	1.1	6.5	0.3	27.3
Total	2.6	2.0	2.0	1.6	0.6	30.0

Other operating expenses
Forward Air	8.8	7.6	7.7	7.3	1.1	14.3
FASI	1.5	9.4	1.6	9.5	(0.1)	(6.3)
Total	10.3	7.8	9.3	7.6	1.0	10.8

Income (loss) from operations
Forward Air	20.4	17.5	14.2	13.4	6.2	43.7
FASI	(0.5)	(3.1)	(0.7)	(4.1)	0.2	(28.6)
Total	$19.9	15.1%	$13.5	11.1%	$6.4	47.4%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Six months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2011	Revenue	2010	Revenue	Change	Change
Operating revenue
Forward Air	$221.7	87.8%	$196.5	85.8%	$25.2	12.8%
FASI	31.1	12.3	33.3	14.5	(2.2)	(6.6)
Intercompany Eliminations	(0.4)	(0.1)	(0.7)	(0.3)	0.3	(42.9)
Total	252.4	100.0	229.1	100.0	23.3	10.2

Purchased transportation
Forward Air	97.7	44.1	88.3	44.9	9.4	10.6
FASI	7.2	23.1	7.5	22.5	(0.3)	(4.0)
Intercompany Eliminations	(0.4)	100.0	(0.6)	85.7	0.2	(33.3)
Total	104.5	41.4	95.2	41.6	9.3	9.8

Salaries, wages and employee benefits
Forward Air	48.7	22.0	48.7	24.8	-	-
FASI	13.3	42.8	15.1	45.4	(1.8)	(11.9)
Total	62.0	24.6	63.8	27.8	(1.8)	(2.8)

Operating leases
Forward Air	9.8	4.4	8.8	4.5	1.0	11.4
FASI	3.6	11.6	4.1	12.3	(0.5)	(12.2)
Total	13.4	5.3	12.9	5.6	0.5	3.9

Depreciation and amortization
Forward Air	8.2	3.7	8.2	4.2	-	-
FASI	2.1	6.7	1.9	5.7	0.2	10.5
Total	10.3	4.1	10.1	4.4	0.2	2.0

Insurance and claims
Forward Air	3.1	1.4	3.5	1.8	(0.4)	(11.4)
FASI	0.9	2.9	0.9	2.7	-	-
Total	4.0	1.6	4.4	1.9	(0.4)	(9.1)

Fuel expense
Forward Air	2.3	1.0	1.8	0.9	0.5	27.8
FASI	2.6	8.4	2.3	6.9	0.3	13.0
Total	4.9	1.9	4.1	1.8	0.8	19.5

Other operating expenses
Forward Air	17.2	7.8	15.8	8.0	1.4	8.9
FASI	2.9	9.3	3.3	9.9	(0.4)	(12.1)
Intercompany Eliminations	-	-	(0.1)	14.3	0.1	(100.0)
Total	20.1	8.0	19.0	8.3	1.1	5.8

Income (loss) from operations
Forward Air	34.7	15.6	21.4	10.9	13.3	62.1
FASI	(1.5)	(4.8)	(1.8)	(5.4)	0.3	(16.7)
Total	$33.2	13.1%	$19.6	8.6%	$13.6	69.4%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2011	2010	Change

Operating ratio	82.5%	86.6%	(4.7)%

Business days	64.0	64.0	-
Business weeks	12.8	12.8	-

Airport-to-airport:
Tonnage
Total pounds ¹	438,208	423,965	3.4
Average weekly pounds ¹	34,235	33,122	3.4

Linehaul shipments
Total linehaul	596,592	575,466	3.7
Average weekly	46,609	44,958	3.7

Forward Air Complete shipments	89,710	78,496	14.3
As a percentage of linehaul shipments	15.0%	13.6%	10.3

Average linehaul shipment size	735	737	(0.3)

Revenue per pound ²
Linehaul yield	$16.74	$16.26	2.5
Fuel surcharge impact	1.94	1.24	3.6
Forward Air Complete impact	2.22	1.80	2.2
Total airport-to-airport yield	$20.90	$19.30	8.3

Logistics:
Miles
Owner operator ¹	7,567	7,006	8.0
Third party ¹	3,113	3,377	(7.8)
Total Miles	10,680	10,383	2.9

Revenue per mile	$1.69	$1.67	1.2

Cost per mile	$1.25	$1.26	(0.8)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Six months ended
	June 30,	June 30,	Percent
	2011	2010	Change

Operating ratio	84.4%	89.1%	(5.3)%

Business days	128.0	127.0	0.8
Business weeks	25.6	25.4	0.8

Airport-to-airport:
Tonnage
Total pounds ¹	838,766	802,590	4.5
Average weekly pounds ¹	32,764	31,598	3.7

Linehaul shipments
Total linehaul	1,169,048	1,121,809	4.2
Average weekly	45,666	44,166	3.4

Forward Air Complete shipments	172,716	147,602	17.0
As a percentage of linehaul shipments	14.8%	13.2%	12.1

Average linehaul shipment size	717	715	0.3

Revenue per pound ²
Linehaul yield	$16.72	$16.10	3.2
Fuel surcharge impact	1.81	1.17	3.4
Forward Air Complete impact	2.20	1.77	2.3
Total airport-to-airport yield	$20.73	$19.04	8.9

Logistics:
Miles
Owner operator ¹	14,547	12,943	12.4
Third party ¹	6,372	6,114	4.2
Total Miles	20,919	19,057	9.8

Revenue per mile	$1.65	$1.64	0.6

Cost per mile	$1.25	$1.25	-%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance. Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers’ compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions. As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:

Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com